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                                                                    Exhibit 99.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

            SECOND AMENDMENT, dated as of November [ ], 2004 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of December 12, 2003 (amending and restating the Credit Agreement dated as of September 30, 1999) (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among TENNECO AUTOMOTIVE INC., a Delaware corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and the other financial institutions named therein as agents for the Lenders (in such capacity, collectively, the "Other Agents").

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Lenders and the Administrative Agent and the Other Agents are parties to the Credit Agreement;

            WHEREAS, the Borrower has notified the Lenders of its intention to refinance its existing 11 5/8% senior subordinated notes due 2009 (the "2009 Senior Subordinated Notes") utilizing the net cash proceeds of the offer and sale of new senior subordinated notes or other Permitted Refinancing Indebtedness to be issued by the Borrower (the "New Senior Subordinated Debt") and, at the election of the Borrower, cash on hand of the Borrower;

            WHEREAS, the Borrower has requested that the Lenders amend and waive certain provisions of the Credit Agreement as set forth herein;

            WHEREAS, the Lenders, the Administrative Agent and the Other Agents are willing to agree to such amendment and waiver of the Credit Agreement, subject to the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders, the Administrative Agent and the Other Agents hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

            2. Consent and Waiver; Refinancing of 2009 Senior Subordinated Notes. (a) The Lenders consent to one or more calls for redemption by the Borrower of all or any portion of its 2009 Senior Subordinated Notes (including the payment of related premiums, fees and expenses, each such redemption, a "Redemption") pursuant to the applicable Senior Subordinated Note Indenture as long as (i) no Default or Event of Default has occurred and is continuing, (ii) the proceeds of the New Senior Subordinated Debt are used solely to effect one or more Redemptions and (iii) each Redemption is financed solely from the proceeds of the New Senior Subordinated Debt and up to $50 million of cash of the Borrower. The New Senior Subordinated Debt, when issued, shall constitute Permitted Refinancing Indebtedness.

            (b) Notwithstanding anything in the Credit Agreement to the contrary, the
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Lenders hereby waive compliance with Section 7.9 of the Credit Agreement, solely to the extent necessary to permit the Borrower to use up to $50 million in cash on hand to pay redemption payments, premiums and/or other fees and costs in connection with the redemption or other refinancing of the Senior Subordinated Notes, including any balance thereof remaining outstanding following any Redemption contemplated by paragraph (a) above.

            (c) The Lenders agree that the provisions of Section 2.13 of the Credit Agreement shall not apply to the Net Cash Proceeds of the New Senior Subordinated Debt.

            (d) The Lenders agree that, notwithstanding anything to the contrary contained in the Credit Agreement, any Excess New Debt (as defined below) shall constitute Permitted Refinancing Indebtedness with respect to the Senior Subordinated Notes for all purposes under the Credit Agreement if such Excess New Debt satisfies all of the conditions of paragraph (a) of the definition of "Permitted Refinancing Indebtedness" set forth in the Credit Agreement, other than the condition set forth in clause (ii) thereof.

            (e) For the avoidance of doubt, the Lenders hereby acknowledge and agree that, notwithstanding anything to the contrary contained in the Credit Agreement, any call or redemption premium paid or payable in connection with any Redemption shall not be considered cash interest expense for purposes of the definition of "Consolidated Interest Expense" in the Credit Agreement. Further, the Lenders hereby agree that, notwithstanding anything to the contrary contained in the Credit Agreement, from the date on which the 2009 Senior Subordinated Notes are called for a Redemption through the date on which they are redeemed pursuant to the Redemption: (i) any interest paid or payable with respect to such Notes shall be excluded from the calculation of "Consolidated Interest Expense" and (ii) any principal outstanding with respect to such Notes shall be excluded from the calculation of "Consolidated Total Debt" for purposes of the Credit Agreement.

            3. Amendments to Credit Agreement.

            (a) Section 1.1 of the Credit Agreement is Amendment by adding the following definition in proper alphabetical order:

            "Excess New Debt": as defined in Section 3(f) of the Second Amendment dated as of November ___, 2004 to this Agreement.

            (b) The tenth line of the definition of "Interest Payment Date" in
Section 1.1 of the Credit Agreement is amended by (i) deleting the phrase "on the first business day of each calendar month" and (ii) substituting therefor the phrase "on the second business day of each calendar month".

            (c) The fourth line of the definition of "L/C Fee Payment Date" in
Section 1.1 of the Credit Agreement is amended by (i) deleting the phrase "on the first business day of each calendar month" and (ii) substituting therefor the phrase "on the second business day of each calendar month".

            (d) The eighth line of Section 2.4(e) of the Credit Agreement is amended by (i) deleting the phrase "on the first business day of the following calendar month" and (ii)

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substituting therefore the phrase "on the second business day of the following calendar month".

            (e) Section 7.2(c) of the Credit Agreement is amended by deleting the amount "$50,000,000" and substituting therefor the amount "$70,000,000".

            (f) To the extent the Borrower elects not to use the $50 million in cash on hand described in paragraph 2(b) hereof to pay redemption payments, premiums or other fees and costs in connection with the refinancing of the Senior Subordinated Notes and instead utilizes the proceeds of New Senior Subordinated Debt or other Permitted Refinancing Indebtedness to finance the payment of such redemption payments, premiums and/or other fees and costs (the "Excess New Debt"), Section 7.2(f) of the Credit Agreement shall automatically be amended by deleting clause (i) thereof in its entirety and substituting therefor:

                  (i) Indebtedness of the Borrower in respect of the Senior
            Subordinated Notes in an aggregate principal amount not to exceed $500,000,000 plus the amount of any Excess New Debt, and any Permitted Refinancing Indebtedness in respect thereof ; and

The Borrower shall notify the Administrative Agent in writing if it elects to incur Excess New Debt as contemplated by this paragraph 3(f).

            (g) The amendments set forth in Sections 3(b), (c) and (d) above are being effected for the convenience of the Administrative Agent in administering payments. The Lenders agree that no Default or Event of Default will occur as a result of the payments referred to in such Sections being made on the dates described therein.

            4. Representations and Warranties. The Borrower hereby confirms that the representations and warranties set forth in Section 4 of the Credit Agreement, as waived by this Amendment, are true and correct in all material respects as if made as of the Effective Date (except such representations and warranties as are made as of a particular date, which such representations and warranties shall be true and correct in all material respects as if made as of such date). The Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            5. Effectiveness. This Amendment shall become effective as of the date of receipt by the Administrative Agent of (a) counterparts of this Amendment executed by the Borrower and the Required Lenders and (b) the Administrate Agent shall have received an amendment fee for the account of each Lender which returns an executed copy of this Amendment to the Administrative Agent on or prior to the Effective Date in an amount equal to .05% of the sum of such Lender's outstanding Tranche B Term Loans and Revolving Commitment on the Effective Date (the "Effective Date").

            6. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders, the Administrative Agent or the Other Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

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            7. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

            8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    TENNECO AUTOMOTIVE INC.



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:



                                    JPMORGAN CHASE BANK, as
                                    Administrative Agent and as a Lender

                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:



                                    DEUTSCHE BANK SECURITIES INC., as
                                    Syndication Agent and as a Lender

                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                    AMENDMENT dated as of November [ ], 2004 to the Tenneco Automotive Inc. Amended and Restated Credit Agreement, dated as of December 12, 2003 (amending and restating the Credit Agreement dated as of September 30, 1999)

                                    ------------------------------------
                                                 [LENDER]

                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:
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Each of the undersigned agrees to
the foregoing Amendment and confirms
that its obligations under the Loan
Documents to which it is a party
remain in full force and effect after
giving effect to such Amendment:

TENNECO AUTOMOTIVE OPERATING COMPANY INC.
TENNECO INTERNATIONAL HOLDING CORP.
TENNECO GLOBAL HOLDINGS INC.
THE PULLMAN COMPANY
TMC TEXAS INC.
CLEVITE INDUSTRIES INC.



By:
   -----------------------------------
   Name:
   Title: